Note 11 - Related Party Transactions	12 Months Ended
Mar. 31, 2022
Banner Midstream Corp. [Member]
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

NOTE 11: RELATED PARTY TRANSACTIONS

In the acquisition of Banner Midstream to Ecoark Holdings, Randy S. May, Chief Executive Officer and Chairman of Ecoark Holdings, was the holder of approximately $1,242,000 in notes payable by Banner Midstream and its subsidiaries, which were assumed by Ecoark Holdings in the transaction. Additionally, Mr. May held a note payable by Banner Energy in the amount of $2,000,000 in principal and accrued interest, which was converted into 2,740,000 shares of common stock of Ecoark Holdings (on a pre-reverse stock split basis) as a result of the transaction. Neither of these amounts remain outstanding.